UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

Kellogg Company

(Exact name of Registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square Battle Creek, Michigan 49016-3599

(Address of Principal executive offices, including Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

a)	On April 29, 2011, Kellogg Company held its Annual Meeting of Shareowners.

b)	John Bryant, Rogelio Rebolledo, Sterling Speirn and John Zabriskie were re-elected for a three-year term.

Seven matters were voted on at the 2011 Annual Meeting: the re-election of the four directors described in (b) above; approval of the Kellogg Company Senior Executive Annual Incentive Plan; an advisory vote on executive compensation; an advisory vote on the frequency of an advisory vote on executive compensation; the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2011; a Shareowner proposal to adopt simple majority vote; and a Shareowner proposal to adopt majority voting for the election of directors. The final results of voting on each of the matters submitted to a vote of Shareowners are as follows.

1. Election of Directors	For	Withheld	Broker Non-Votes
John Bryant	286,962,429	2,626,384	30,647,966
Rogelio Rebolledo	287,557,376	2,031,437	30,647,966
Sterling Speirn	287,472,236	2,116,577	30,647,966
John Zabriskie	283,236,863	6,351,950	30,647,966

	For	Against	Abstentions	Broker Non-Votes

2. Approval of the Kellogg Company Senior Executive Annual Incentive Plan	284,406,154	4,174,962	1,007,697	30,647,966

	For	Against	Abstentions	Broker Non-Votes
3. Advisory vote on executive compensation	281,583,468	6,638,984	1,366,361	30,647,966

	1 Year	2 Years	3 Years	Abstentions
4. Advisory vote on the frequency of an advisory vote on executive compensation	266,208,826	1,405,382	20,710,260	1,264,345

Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of the Company’s Board of Directors, Kellogg will hold a shareowner advisory vote on the compensation of Kellogg’s named executive officers annually until the next required vote on the frequency of shareowner votes on the compensation of Kellogg’s named executive officers as required pursuant to Section 14(A) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

		For	Against	Abstentions

5. Ratification of independent registered public accounting firm		318,391,152	1,516,341	329,286

	For	Against	Abstentions	Broker Non-Votes

6. Shareowner proposal to adopt simple majority vote	125,198,269	163,427,810	962,734	30,647,966

	For	Against	Abstentions	Broker Non-Votes

7. Shareowner proposal to adopt majority voting for the election of directors	80,075,731	208,390,111	1,122,971	30,647,966

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

/s/ Gary H. Pilnick
Date: May 5, 2011	Name:	Gary H. Pilnick
	Title:	Senior Vice President, General Counsel, Corporate Development and Secretary

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